                                  Exhibit 27(r)

                               Powers of Attorney

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints WILLIAM H. GEIGER, PRISCILLA I. HECHLER, THOMAS E. PIERPAN, and JOHN K. CARTER, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                       /s/ Brenda K. Clancy
                                       -----------------------------------------
                                       Brenda K. Clancy, Director Vice President

                                       June 20, 2002
                                       -----------------------------------------
                                       Date

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints WILLIAM H. GEIGER, PRISCILLA I. HECHLER, THOMAS E. PIERPAN, and JOHN K. CARTER, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                     /s/ Michael W. Kirby
                                     -------------------------------------------
                                     Michael W. Kirby, Chairman of the Board and
                                     Chief Executive Officer

                                     June 20, 2002
                                     -------------------------------------------
                                     Date

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints WILLIAM H. GEIGER, PRISCILLA I. HECHLER, THOMAS E. PIERPAN, and JOHN K. CARTER, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                     /s/ Kevin Bachmann
                                     -------------------------------------------
                                     Kevin Bachmann, Director and Vice President

                                     June 20, 2002
                                     -------------------------------------------
                                     Date

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints WILLIAM H. GEIGER, PRISCILLA I. HECHLER, THOMAS E. PIERPAN, and JOHN K. CARTER, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                       /s/ Paul Reaburn
                                       -----------------------------------------
                                       Paul Reaburn, Director and Vice President

                                       June 20, 2002
                                       -----------------------------------------
                                       Date

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints WILLIAM H. GEIGER, PRISCILLA I. HECHLER, THOMAS E. PIERPAN, and JOHN K. CARTER, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                     /s/ Jerome C. Vahl
                                     -------------------------------------------
                                     Jerome C. Vahl, Director and President

                                     June 20, 2002
                                     -------------------------------------------
                                     Date